UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/28/2010

StellarOne Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-22283

VA	541829288
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

590 Peter Jefferson Parkway, Suite 250
Charlottesville, VA 22911
(Address of principal executive offices, including zip code)

(434) 964-2211
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

William P. Heath, Jr. retired as Chairman of the Board of StellarOne Corporation (the "Company") and a director of the Company effective February 28, 2010, and the Board of Directors has elected Raymond D. Smoot, Jr., a current member of the Board of Directors, to the additional role of the Chairman of the Board, effective March 1, 2010. Mr. Heath's decision to resign as a director comes after 45 years of service in the banking industry, and was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StellarOne Corporation

Date: March 03, 2010	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President and Chief Financial Officer